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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     April 30, 1998
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                        TOTAL RENAL CARE HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)


Delaware                          1-4034            51-0354549
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(State or other jurisdiction      (Commission       (IRS Employer
of incorporation)                 File Number)      Identification No.)

       21250 Hawthorne Boulevard, Suite 800, Torrance, California 90503
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       (Address of principal executive offices)              (Zip Code)

Registrants' telephone number, including area code (310) 792-2600
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                                      N/A
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         (Former name or former address, if changed since last report.)
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Item 7.   Financial Statements and Exhibits.

     (c) Exhibits

          Exhibit No.         Description
          -----------         -----------

              99.1            Press Release dated April 30, 1998
              99.2            Press Release dated April 30, 1998
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Total Renal Care Holdings, Inc.
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                                                  (Registrant)

Date      April 30, 1998                /s/ John E. King
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                                                   (Signature)*
                                        John E. King
                                        Vice President, Finance and Chief
                                        Financial Officer


*Print name and title of the signing officer under his signature.